CHOICE HOTELS INTERNATIONAL®

Cambria Suites | Comfort Suites | Comfort Inn | Sleep Inn | Clarion | Ascend Collection™

Quality | MainStay Suites | Suburban | Econo Lodge | Rodeway Inn

Sleep
Quality Inn
EconoLodge

CHOICE HOTELS INVESTOR PRESENTATION

Investor Presentation December 2009 Exhibit 99.1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

DISCLAIMER
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities law. Generally, our use of words such as “expect,” “estimate,” “believe,”
“anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers;
changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2008, filed with the
Securities and Exchange Commission on March 2, 2009.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS OVERVIEW
Leading gainer of US hotel market
share*
– 9.5% share of branded US hotels (+190
basis points over trailing 5 years)*
– 2nd largest U.S. hotelier*
65+ year-old company with well-known,
diversified brands suitable for various
stages of hotel life cycle
Core competencies and services drive
demand for our brands and deliver
business for our franchisees
Global pipeline of 860 hotels under
construction, awaiting conversion or
approved for development
Source: Choice Internal Data, September 30, 2009. Pipeline data as of September 30, 2009
* Based on number of hotels as of September 30, 2009 (Smith Travel Research)
Fee-for-service business model
Predictable, profitable, long-term growth
in a variety of lodging and economic
environments
Cumulative free cash flows of more than
$1 billion since 1997
– >99% returned to shareholders through
share repurchases and dividends
Capital “light” model generates strong
returns on invested capital
Long-term franchise contracts and scale
represent barriers to entry
Strong, Growing, Global Hotel
Franchising Business
Highly Attractive Business Model
With Strong Financial Returns

CHOICE HOTELS INVESTOR PRESENTATION

Δ
Percent of Market Share

CHOICE HOTELS INTERNATIONAL

0
2
4
6
8
10
12
14
Wyndham Choice IHG Hilton Marriott Best Western Accor Carlson Starwood Hyatt
2004 2005 2006 2007 2008 2009
ONE OF THE LARGEST HOTELIERS
Source: Smith Travel Research, September 30, 2009.
Market Share
11.5% 9.5% 6.0%      5.9%       5.5%      3.9%      1.9%       1.2%        0.9%        0.6%
5 yr. bps
(04-09)
-60 190 80 150          100         -60 -50          10 10 -80
Leading Gainer of Market Share (% of Hotels Open in U.S.)

CHOICE HOTELS INVESTOR PRESENTATION

Estimated Per Room Investment*

CHOICE HOTELS INTERNATIONAL

* Excludes cost of land
Conversion
$45,000+
$105,000+
$50
$70
$100+
Targeted Average Daily Rate
$85
FAMILY OF WELL KNOWN AND
DIVERSIFIED BRANDS
New Construction
Source: Choice Internal Data, April 2009

CHOICE HOTELS INVESTOR PRESENTATION

Comfort INN
COMFORT SUITES
SLEEP INN

CHOICE HOTELS INTERNATIONAL

Source: Smith Travel Research, Choice Internal Data, September 30, 2009
WELL POSITIONED FOR LONG-TERM NEW
CONSTRUCTION HOTEL GROWTH IN LIMITED
SERVICE SEGMENT
Domestic Hotels
1,712
1,457
747
615
464
1,672
601
389
Holiday Inn
Express
Hampton
Inn / Inn &
Suites
La Quinta
Inn/Inn &
Suites
Fairfield
Inn
Country Inn
& Suites

CHOICE HOTELS INVESTOR PRESENTATION

QUALITY
EconoLodge
RODEWAY INN
Clarion

CHOICE HOTELS INTERNATIONAL

Source: Smith Travel Research, Choice Internal Data, September 30, 2009
SIGNIFICANT GROWTH OPPORTUNITIES
REMAIN IN LARGE CONVERSION MARKET
Chart does not include
17,000+ independent hotels
in budget, economy and
mid-scale segments
Best
Western
Holiday Inn
Express
Motel 6
La Quinta Inn/
La Quinta Inn
& Suites
Hampton Inn /
Hampton Inn
& Suites
Fairfield
Inn
Red Roof
Inn
Knights
Inn
Days Inn
Holiday Inn /
Holiday Inn
Select
Americas
Best Value
Inn
Travelodge
Howard
Johnson
Microtel
Super 8
Ramada/
Ramada
Limited
Domestic Hotels
2,041
1,896
1,712
1,678 1,672
731
747
615
547
366
297
167
309
350
752
795
958
341
963
374

CHOICE HOTELS INVESTOR PRESENTATION

Cambria Suites
Ascend Collection
Comfort Suites
Comfort Inn
Sleep Inn
Quality
Clarion
MainStay Suites
Suburban
EconoLodge
Rodeway Inn

CHOICE HOTELS INTERNATIONAL

8 DOMESTIC PIPELINE OF 744 HOTELS 194 134 130 65 29 34 31 44 37 43 Mid-scale Extended Stay Economy Upscale Source: Choice Internal Data, September 30, 2009 New Construction Conversion 3

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

1,116 properties
Over 35 countries and
territories on 5
continents
Large global “pure
hotel franchising”
business
Track record of
consistent,
conservative,
profitable growth
Significant long-term
growth opportunity in
underrepresented
regions/countries
116 hotels under
construction, awaiting
conversion or
approved for
development
Source: Choice Internal Data, September 30, 2009
STRONG PRESENCE IN MAJOR
TRAVEL MARKETS OUTSIDE OF THE U.S.
279 hotels
Canada
262 hotels
Australia,
New Zealand
& Papa New
Guinea
1 hotel
Singapore
3 hotels
China
58 hotels
Japan
1 hotel
Malaysia
29 hotels
India
53 hotels
Brazil
13 hotels
Central
America
18 hotels
Mexico
1 hotel
Lebanon
237 hotels
Continental
Europe, UK
& Ireland
161 hotels
Scandinavia

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

SERVICES LIFECYCLE IMPROVES
BRANDS AND PROPERTY PERFORMANCE
FRANCHISED FRANCHISED
PROPERTIES PROPERTIES
RETURN ON RETURN ON
INVESTMENT INVESTMENT
Brand Planning
and Management
• Targeted, differentiated
programs, amenities and
services for each brand
Brand Performance
• Revenue and guest service
consulting
• Inventory and rate
management
• Local sales and marketing
• Independent third-party quality
assurance
Training
• On-site
• Regional
• Web-based
• GM Certification
Opening Services
• Ensure hotels open
successfully and meet or
exceed brand standards
Portfolio
Management
• Repositioning
• Relicensing
• Termination
Procurement
Services
• Value-engineered
prototypes and
design packages
• Negotiated vendor
relationships

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MARKETING LEVERAGES SIZE,
SCALE AND DISTRIBUTION
$300-plus million in annual marketing and reservation system fees
Leverage expertise in on-line, targeted interactive marketing to influence guest hotel stay decisions
Multi and single brand advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Strong and growing loyalty program
Growing brand awareness
Source: Choice Internal Data, September 2009

CHOICE HOTELS INVESTOR PRESENTATION

N/A
N/A
N/A
N/A
N/A

CHOICE HOTELS INTERNATIONAL

STRONG AND GROWING AIDED
BRAND AWARENESS
98
77
43
87
72
99
90
62
89
82
95
57
29
20
40
14
14
Comfort
Inn
Comfort
Suites
Sleep Inn Quality Clarion Econo
Lodge
Rodeway
Inn
MainStay Suburban Cambria
Suites
Choice
Hotels
2001 2008
Source: Percentage of survey respondents. Millward Brown, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE privileges®
REWARDS PROGRAM

CHOICE HOTELS INTERNATIONAL

8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
24.6%
21.8%
2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD
08/31/09
STRONG, GROWING LOYALTY PROGRAM
Comprehensive loyalty rewards program
More than 9 million members worldwide as of
November 2009 – contribute 24.6% of domestic
gross room revenues
More than 1.75 million members added in 2009
Delivers incremental business to all Choice brand
hotels
Important selling point for franchise sales
Source: Choice Internal Data, November 2009.
Choice Privileges Revenue as Percent
of Domestic Gross Room Revenues

CHOICE HOTELS INVESTOR PRESENTATION

≈

CHOICE HOTELS INTERNATIONAL

LARGE AND GROWING CENTRAL RESERVATIONS
SYSTEM (“CRS”) DELIVERY PUTS “HEADS IN BEDS”
All
Hotel Direct
Reservation
Choice Central
Reservation
Contribution
1/3
Domestic Franchise System
Gross Room Revenue Source
Domestic Choice CRS
Net Room Revenue
$1,161
$1,638
$1,000
$1,200
$1,400
$1,600
$1,800
2005 2006 2007 2008
$ in Millions
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

Central Channel ADR
Source: Choice Internal Data, December, 2008
47%
62%
23%
35%
15%
18%
2005 2006 2007 2008
Internet Voice Travel Agent (GDS)
Domestic Choice CRS
Net Channel Share
$73.72
$66.11
$77.78
$71.59
$84.03
$73.35
2005 2006 2007 2008
Systemwide Call Center choicehotels.com
SIGNIFICANT AVERAGE DAILY RATE PREMIUM
ON CENTRAL RESERVATIONS BOOKINGS

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MANAGING DIFFERENTLY
IN LODGING DOWNTURN
Leverage brand preference and conversion opportunity during
lodging down cycle to drive market share
Reallocate resources and deliver tools to position franchisees to capture larger share of shrinking travel demand
Implement contingency plans at all levels of the organization
Delay non-mission critical operating and capital spending
Ensure adequate liquidity

CHOICE HOTELS INVESTOR PRESENTATION

1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009F
2010 F

CHOICE HOTELS INTERNATIONAL

LODGING DOWNCYCLE TRENDS
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
GDP Demand Supply
1990 +2.0%
1991 - 2.5%
1992 +2.5%
2001  -7.0%
2002 -2.7%
2003  +0.3%
Financial
Markets/
Housing Crisis
IND. REVPAR
IND. REVPAR
1990 +1.7%
1991 - 2.7%
1992 +1.4%
CHH REVPAR
CHH REVPAR
2001  -2.4%
2002  -3.8%
2003  -0.8%
Each recession - supply grew faster than demand and the economy (GDP)
9/11
recession
Gulf war
recession
Source: Bureau of Economic Analysis, Blue Chip Economic Indicators, Smith Travel Research, Choice Internal Data, May, 2009

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

184
174
116
63
128
182
237
288
327
261
109
134
124
184
241
342
370
402
432
443
437
355
318
298
300
304
470
552
639
720
770
698
464
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 09/30/09
TTM
New Construction Conversion Total
Source: Choice Internal Data, September 30, 2009
CONVERSION BRAND FRANCHISE SALES
OPPORTUNITY IN SOFT NEW CONSTRUCTION
ENVIRONMENT

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

153 188 158 146 190 254 332 147 403 312 378
5.0%
6.0%
4.9%
4.4%
5.5%
7.0%
8.7%
3.2%
7.0%
9.3%
9.6%
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 9/30/09
TTM
Relicensing Contracts Relicensings as % of the prior year's ending system size
Source: Choice Internal Data, September 30, 2009
RELICENSING ACTIVITY SIMILAR TO NEW
CONSTRUCTION BRAND SALES

CHOICE HOTELS INVESTOR PRESENTATION

5-year trend
10-year trend

5-year trend
10-year trend

CHOICE HOTELS INTERNATIONAL

STRONG, STEADY FRANCHISE
SYSTEM GROWTH
3,123 3,244 3,327 3,482 3,636 3,834 4,048 4,211 4,445 4,716
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
258 266 271 282 310 329 339 354 374 294
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Domestic Hotels On-Line Domestic Rooms On-Line
(in thousands)
Source: Choice Internal Data, December 2008
CAGR = 4.5%
CAGR = 5.3%
CAGR = 4.0%
CAGR = 4.9%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUE STREAM LESS
VOLATILE THAN REVPAR
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
$0
$50
$100
$150
$200
$250
$300
$350
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
Source: Smith Travel Research, Choice Internal Data, December 2008
($ in millions)

CHOICE HOTELS INVESTOR PRESENTATION

($ in billions)
($ in millions)

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA LESS VOLATILE
THAN INDUSTRY PROFITABILITY
0
5
10
15
20
25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
0
50
100
150
200
250
Industry Profits Adjusted EBITDA
Source: Smith Travel Research, Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CAPITAL “LIGHT” MODEL GENERATES
STRONG RETURNS ON INVESTED CAPITAL
19.5%
78.5%
15.2%
16.1%
14.7%
27.6%
36.7%
49.7%
62.9%
68.8%
59.5%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

TRACK RECORD OF STRONG
EARNINGS PER SHARE GROWTH
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.26
$1.49
$1.74
$1.75
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Source: Choice Internal Data, December 2008, Per Share Amounts Retroactively Adjusted For 2005 Stock Split
Adjusted Diluted Earnings Per Share
Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our
February 10, 2009 earnings announcement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

-
2.1
7.9 7.2 24.0 10.8 5.7 6.4
4.9
3.2
1.6
2.2
9.8 x
10.2 x
14.8 x
20.3 x
17.0 x
14.9 x
11.0 x
11.9 x
10.2 x
8.6 x
11.3 x
11.9 x
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 9/30/2009
Millions of Shares Repurchased Avg. TEV/EBITDA
Source: Capital IQ, Choice Internal Data, September 30, 2009. Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split
Remaining authority on current authorization –
3.9 million shares as of September 30, 2009
OPPORTUNISTIC SHARE REPURCHASES KEY
PART OF CAPITAL ALLOCATION STRATEGY

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

CREDIT STRENGTHS
Solid investment grade company
– Moody’s Baa3
– Standard & Poor’s BBB
Strong liquidity position
– $350 million committed revolver matures June 2011 with $58 million available as of September 30, 2009
– No debt maturities until 2011
Substantial financial flexibility
Minimal contingent liability exposure
Source: Choice Internal Data, September 30, 2009.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ROYALTY FEE “LEVERS”
Domestic Royalty Impact
Estimated
Impact on Full
Year Royalties
1
Estimated
Impact on Full
Year
Diluted EPS
2,3
RevPAR Improvement
1% = $2.0 million $0.02
5% = $9.9 million $0.10
New Franchise Growth
1% (49 units) = $2.0 million $0.02
5% (245 units) = $9.9 million $0.10
Improvement in
Royalty Rate
1 bps increase = $0.5 million $0.005
5 bps increase = $2.3 million $0.02
(1) Based on current annual RevPAR forecast at September 30, 2009
(2) Assumes outstanding diluted shares of 60.4 million
(3) Assumed tax rate of 37.2%
Source: Choice Internal Data, September 2009

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRATEGIC AGENDA FOR CHOICE’S BRANDS,
GROWTH AND SHAREHOLDERS
Continue core brand market share, unit growth and brand
performance improvements
Continue shareholder-friendly capital allocation policies
Leverage financial capacity/strength to expand scale of emerging brands
Evaluate opportunities to enter new segments
Continue international expansion

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

29 Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues,  net operating profit after tax (NOPAT), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States
(GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities.  The calculation of these non-
GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
Source: Choice Internal Data, December 2008
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2008 2007 2006 2005 2004 2003
Total Revenues 641,680 $       615,494 $       539,903 $       472,098 $       428,208 $       385,866 $
Adjustments:
     Marketing and Reservation  (336,477)         (316,827)         (273,267)         (237,822)         (220,732)         (195,219)
     Product Sales -                   -                   -                   -                   -                   -
     Hotel Operations (4,936)             (4,692)             (4,505)             (4,293)             (3,729)             (3,565)
Franchising Revenues 300,267 $       293,975 $       262,131 $       229,983 $       203,747 $       187,082 $
Operating Income 174,596 $       185,199 $       166,625 $       143,750 $       124,983 $       113,946 $
Adjustments
     Hotel Operations (1,502)             (1,451)             (1,311)             (1,068)             (725)                (842)
     Acceleration of Management Succession Plan 6,605              -                   -                   -                   -                   -
     Executive Termination Benefits -                   3,690              -                   -                   -                   -
     Loan Reserves Related to Impaired Notes Receivable 7,555              -                   -                   -                   -                   -
     Product Sales -                   -                   -                   -                   -                   -
     Impairment of Friendly Investment -                   -                   -                   -                   -                   -
Net 187,254 $       187,438 $       165,314 $       142,682 $       124,258 $       113,104 $
Adjusted Franchising Margin 62.4% 63.8% 63.1% 62.0% 61.0% 60.5%
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our February 10, 2009 earnings announcement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS (CONTINUED)
Source: Choice Internal Data, December 2008
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Total Revenues 365,562 $       341,428 $       352,841 $               324,203 $               165,474 $               175,416 $
Adjustments:
     Marketing and Reservation  (190,145)         (168,170)         (185,367)                 (162,603)                -                           -
     Product Sales -                   -                   -                           (3,871)                     (20,748)                    (23,806)
     Hotel Operations (3,331)             (3,215)             (1,249)                      -                          (1,098)                      (17,303)
Franchising Revenues 172,086 $       170,043 $       166,225 $               157,729 $               143,628 $               134,307 $
Operating Income 104,700 $       73,577 $         92,427 $                  94,170 $                  85,151 $                  77,068 $
Adjustments
     Hotel Operations (385)                (714)                (640)                         -                          35                            (1,679)
     Acceleration of Management Succession Plan -                   -                   -                           -                          -                           -
     Executive Termination Benefits -                   -                   -                           -                          -                           -
     Loan Reserves Related to Impaired Notes Receivable -                   -                   -                           -                          -                           -
     Product Sales -                   -                   -                           12                            (1,216)                      (1,037)
     Impairment of Friendly Investment -                   22,713            -                           -                          -                           -
Net 104,315 $       95,576 $         91,787 $                  94,182 $                  83,970 $                  74,352 $
Adjusted Franchising Margin 60.6% 56.2% 55.2% 59.7% 58.5% 55.4%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL
Source: Choice Internal Data, December 2008
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31,
1997 1998 1999 2000 2001 2002
Operating Income (a) $77.1 $85.2 $94.2 $92.4 $96.3 $104.7
Tax Rate(a) 41.7% 41.7% 39.5% 39.0% 35.0% 36.5%
After-Tax Operating Income 45.0 49.7 57.0 56.4 62.6 66.5
+ Depreciation & Amortization 9.2 6.7 7.7 11.6 12.5 11.3
- Maintenance CAPEX 9.2 6.7 7.7 11.6 12.5 11.3
Net Op. Profit After-tax (NOPAT) $45.0 $49.7 $57.0 $56.4 $62.6 $66.5
Total Assets 386.4 398.2 464.7 484.1 321.2 316.8
- Current Liabilities 68.2 64.7 88.7 93.8 71.2 84.3
Invested Capital 318.2 333.6 375.9 390.3 250.0 232.5
Return on Average Invested Capital 17.8% 15.2% 16.1% 14.7% 19.5% 27.6%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

RETURN ON INVESTED CAPITAL (CONTINUED)
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31,
2003 2004 2005 2006 2007 2008
Operating Income (a) $113.9 $125.0 $143.8 $166.6 $185.2 $174.6
Tax Rate(a) 36.1% 35.1% 33.0% 27.4% 36.0% 36.3%
After-Tax Operating Income 72.8 81.1 96.3 121.0 118.5 111.2
+ Depreciation & Amortization 11.2 9.9 9.1 9.7 8.6 8.2
- Maintenance CAPEX 11.2 9.9 9.1 9.7 8.6 8.2
Net Op. Profit After-tax (NOPAT) $72.8 $81.1 $96.3 $121.0 $118.5 $111.2
Total Assets 267.3 263.4 265.3 303.3 328.4 328.2
- Current Liabilities 102.2 102.1 120.3 139.8 147.5 135.1
Invested Capital 165.1 161.3 145.0 163.5 180.9 193.1
Return on Average Invested Capital 36.7% 49.7% 62.9% 78.5% 68.8% 59.5%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2008 2007 2006 2005 2004
Net Cash Provided by Operating Activities 104,399 $                    145,666 $         153,680 $         133,588 $         108,908 $
Net Cash Provided (Used) by Investing Activities (20,265)                        (21,284)             (17,244)             (24,531)             (14,544)
Free Cash Flows 84,134 $                      124,382 $         136,436 $         109,057 $         94,364 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS (continued)
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 115,304 $         99,018 $           101,712 $         53,879 $           65,040 $           38,952 $
Net Cash Provided (Used) by Investing Activities 27,784              (14,683)             87,738              (16,617)             (36,031)             (9,056)
Free Cash Flows 143,088 $         84,335 $           189,450 $         37,262 $           29,009 $           29,896 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31,
2008 2007 2006 2005 2004 2003
Operating Income 174,596 $       185,199 $       166,625 $       143,750 $       124,983 $       113,946 $
Adjustments
Acceleration of Management Succession Plan 6,605              -                 -                 -                 -                 -
Executive Termination Benefits -                 3,690              -                 -                 -                 -
Loan Reserves Related to Impaired Notes Receivable 7,555              -                 -                 -                 -                 -
Product Sales -                 -                 -                 -                 -                 -
Impairment of Friendly investment -                 -                 -                 -                 -                 -
Depreciation and Amortization 8,184              8,637              9,705              9,051              9,947              11,225
Adjusted EBITDA 196,940 $       197,526 $       176,330 $       152,801 $       134,930 $       125,171 $
Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our February 10, 2009 earnings announcement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA (CONTINUED)
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Operating Income 104,700 $       73,577 $         92,427 $         94,170 $         85,151 $         77,068 $
Adjustments
Acceleration of Management Succession Plan -                 -                 -                 -                 -                 -
Executive Termination Benefits -                 -                 -                 -                 -                 -
Loan Reserves Related to Impaired Notes Receivable -                 -                 -                 -                 -                 -
Product Sales -                 -                 -                 12                  (1,216)            (1,037)
Impairment of Friendly investment -                 22,713            -                 -                 -                 -
Depreciation and Amortization 11,251            12,452            11,623            7,687              6,710              9,173
Adjusted EBITDA 115,951 $       108,742 $       104,050 $       101,869 $       90,645 $         85,204 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
Source: Choice Internal Data, December 2008
Note: To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for
2008 and 2007 differ from amounts reported in exhibit 8 of our February 10, 2009 earnings announcement.
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
2008 2007 2006 2005 2004
Net Income 100,211 $                      111,301 $                      112,787 $                      87,565 $                        74,345 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes - - 217 - 433
Acceleration of Management Sucession Plan, Net of Taxes 4,135 - - - -
Executive Termination Benefits, Net of Taxes - 2,310 - - -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes 4,729 - - - -
Resolution of Provisions for Income Tax Contingencies - - (12,791) (4,855) (1,182)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation - - - 1,192 -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes
- - - - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes - - - - -
Adjusted Net Income
109,075 $                      113,611 $                      100,213 $                      83,902 $                        73,596 $
Weighted Average Shares Outstanding-Diluted
62,521 65,331 67,050 66,336 69,000
Diluted Earnings Per Share 1.60 $                            1.70 $                            1.68 $                            1.32 $                            1.08 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes - - - - 0.01
Acceleration of Management Sucession Plan, Net of Taxes 0.07 - - - -
Executive Termination Benefits, Net of Taxes - 0.04 - - -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes 0.08 - - - -
Resolution of Provisions for Income Tax Contingencies - - (0.19) (0.08) (0.02)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
- - - 0.02 -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes - - - - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes
- - - - -
Adjusted Diluted Earnings Per Share (EPS)
1.75 $                            1.74 $                            1.49 $                            1.26 $                            1.07 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
2003 2002 2001 2000 1999 1998
Net Income 71,863 $                         60,844 $                         14,327 $                         42,445 $                         57,155 $                         55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                                  -                                  -                                  -                                      -                                      (7,232)
Acceleration of Management Sucession Plan, Net of Taxes -                                  -                                  -                                  -                                      -                                      -
Executive Termination Benefits, Net of Taxes -                                  -                                  -                                  -                                      -                                      -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                  -                                  -                                  -                                      -                                      -
Resolution of Provisions for Income Tax Contingencies -                                  -                                  -                                  -                                      -                                      -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                  -                                  -                                  -                                      -                                      -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes (3,383)                             -                                  -                                  4,721                              -                                      -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                  -                                  37,166                            7,532                              -                                      -
Adjusted Net Income 68,480 $                         60,844 $                         51,493 $                         54,698 $                         57,155 $                         48,073 $
Weighted Average Shares Outstanding-Diluted 73,349                            80,114                            89,144                            106,506                          111,334                          119,096
Diluted Earnings Per Share 0.98 $                             0.76 $                             0.16 $                             0.40 $                             0.51 $                             0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                                  -                                  -                                  -                                  -                                  (0.06)
Acceleration of Management Sucession Plan, Net of Taxes -                                  -                                  -                                  -                                  -                                  -
Executive Termination Benefits, Net of Taxes -                                  -                                  -                                  -                                  -                                  -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                  -                                  -                                  -                                  -                                  -
Resolution of Provisions for Income Tax Contingencies -                                  -                                  -                                  -                                  -                                  -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
-                                  -                                  -                                  -                                  -                                  -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes (0.05)                               -                                  -                                  0.04                                -                                  -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes
-                                  -                                  0.42                                0.07                                -                                  -
Adjusted Diluted Earnings Per Share (EPS) 0.93 $                             0.76 $                             0.58 $                             0.51 $                             0.51 $                             0.40 $